Debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Debt
11. DEBT
On September 16, 2024, the Company entered into a Credit Agreement, by and among the Company, as borrower, certain of the Company’s subsidiaries, as guarantors, the lenders and issuing banks party thereto, and with Citibank N.A., as administrative agent (the “Credit Agreement”), which provides for (i) a five-year revolving credit facility in an aggregate principal amount of up to $300.0 million, and (ii) an uncommitted increase option of up to an additional $300.0 million exercisable upon the satisfaction of certain customary conditions. The Credit Agreement provides for a $100.0 million sub-facility for the issuance of letters of credit, and certain existing letters of credit were deemed outstanding under this facility. The Credit Agreement will mature on September 16, 2029. Proceeds from the Credit Agreement may be used for general corporate purposes, including to finance working capital requirements.
The Company’s obligations under the Credit Agreement are secured by substantially all the assets of the Company and its subsidiaries that are guarantors under the Credit Agreement. The Company may prepay, and in certain circumstances, would be required to prepay, loans under the Credit Agreement without payment of a premium. The Credit Agreement also contains customary representations and warranties, customary affirmative and negative covenants, financial covenants requiring the maintenance of a minimum interest coverage ratio and a maximum total net leverage ratio, as well as customary events of default, the occurrence of which could result in amounts borrowed under the Credit Agreement becoming due and payable and remaining commitments terminated prior to its scheduled September 16, 2029 termination date.
Debt issuance costs incurred in connection with the Company’s Credit Agreement, which are recorded in Prepaid expenses and other current assets and Other non-current assets, are amortized over the five-year term and recognized as a component of interest expense in the consolidated statements of operations.
The Company had outstanding letters of credit secured by the Credit Agreement of $39.5 million as of December 31, 2025. As of December 31, 2025, the Company had not borrowed against the Credit Agreement, and the Company was in compliance with all of the covenants of the Credit Agreement.